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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: December 22, 1998
(Date of earliest event reported)



                Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)


Delaware                           333-57481                      75-2006294
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000







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Item 5Other Events.

            On December 30, 1998, the Registrant will cause the issuance and sale of approximately $651,659,773 nitial principal amount of Mortgage Pass-Through Certificates, Series 1998-S31, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class A-V, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and
      Servicing Agreement to be dated as of December 1, 1998, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

            In connection with the sale of the Series 1998-S31, Class A-1, Class A-2, Class A- 3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, and Class R Certificates, other than a de minimis portion of the Class R Certificates, (the "PaineWebber Underwritten Certificates"), to PaineWebber Incorporated ("PaineWebber") and the sale of the Series 1998-S31, Class M-1, Class M-2 and Class M- 3 Certificates, (the "Bear Stearns Underwritten Certificates"; together with the PaineWebber Underwritten Certificates, the "Underwritten Certificates") to Bear, Stearns & Co. Inc. ("Bear Stearns"; together with PaineWebber, the "Underwriters"), the Registrant has been advised by the Underwriters that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 330-57481, which Computational Materials are being filed manually as exhibits to this report.

            The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

            The Computational Materials consist of the first 14 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriters have advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

            The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information


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      based on assumptions  representing  a complete set of possible  scenarios.
      Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

            In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.            Description
          1                      99           Computational Materials




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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES I, INC.

                                          By:
                                          Name:       Stephen Hynes
                                          Title:      Vice President




Dated: December 22, 1998


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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES I, INC.

                                          By:         /s/ Stephen Hynes
                                          Name:       Stephen Hynes
                                          Title:      Vice President




Dated: December 22, 1998


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                                 EXHIBIT INDEX


                        Item 601 (a) of    Sequentially
      Exhibit           Regulation S-K     Numbered
      Number            Exhibit No.        Description            Page

      1                      99     Computational Materials       Filed Manually


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                                    EXHIBIT



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